                                AMENDMENT NO. 13

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

         WHEREAS, the parties desire to amend the Agreement to delete two portfolios, AIM Core Strategies Fund and AIM U.S. Growth Fund;

                  1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

         All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: March 15, 2005

                                    EACH FUND LISTED ON SCHEDULE A-1 ON BEHALF
                                    OF THE SHARES OF EACH PORTFOLIO LISTED ON
                                    SCHEDULE A-1

                                    By: /s/ ROBERT H. GRAHAM
                                       -----------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                                    EACH FUND LISTED ON SCHEDULE A-2 ON BEHALF
                                    OF THE SHARES OF EACH PORTFOLIO LISTED ON
                                    SCHEDULE A-2

                                    By: /s/ ROBERT H. GRAHAM
                                       -----------------------------------------
                                        Name: Robert H. Graham
                                        Title: President


                                    A I M DISTRIBUTORS, INC.

                                    By: /s/ GENE NEEDLES
                                       -----------------------------------------
                                        Name: Gene Needles
                                        Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        AIM EQUITY FUNDS

        PORTFOLIOS

        AIM Aggressive Growth Fund
        AIM Blue Chip Fund
        AIM Capital Development Fund
        AIM Charter Fund
        AIM Constellation Fund
        AIM Dent Demographic Trends Fund
        AIM Diversified Dividend Fund
        AIM Emerging Growth Fund
        AIM Large Cap Basic Value Fund
        AIM Large Cap Growth Fund
        AIM Mid Cap Growth Fund
        AIM Select Basic Value
        AIM Weingarten Fund

        AIM FUNDS GROUP

        PORTFOLIOS

        AIM Balanced Fund
        AIM Basic Balanced Fund
        AIM European Small Company Fund
        AIM Global Value Fund
        AIM International Small Company Fund
        AIM Mid Cap Basic Value Fund
        AIM Premier Equity Fund
        AIM Select Equity Fund
        AIM Small Cap Equity Fund

        AIM GROWTH SERIES

        PORTFOLIOS

        AIM Aggressive Allocation Fund
        AIM Basic Value Fund
        AIM Conservative Allocation Fund
        AIM Mid Cap Core Equity Fund
        AIM Moderate Allocation Fund
        AIM Small Cap Growth Fund
        AIM Global Equity Fund

        AIM INTERNATIONAL MUTUAL FUNDS

        PORTFOLIOS

        AIM Asia Pacific Growth Fund
        AIM European Growth Fund
        AIM Global Aggressive Growth Fund
        AIM Global Growth Fund
        AIM International Core Equity Fund
        AIM International Growth Fund

        AIM INVESTMENT FUNDS

        PORTFOLIOS

        AIM Developing Markets Fund
        AIM Global Health Care Fund
        AIM Libra Fund
        AIM Trimark Fund
        AIM Trimark Endeavor Fund
        AIM Trimark Small Companies Fund

        AIM INVESTMENT SECURITIES FUNDS

        PORTFOLIOS

        AIM High Yield Fund
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Money Market Fund
        AIM Municipal Bond Fund
        AIM Total Return Bond Fund
        AIM Real Estate Fund

        AIM SPECIAL OPPORTUNITIES FUNDS

        PORTFOLIOS

        AIM Opportunities I Fund
        AIM Opportunities II Fund
        AIM Opportunities III Fund

        AIM TAX-EXEMPT FUNDS

        PORTFOLIO

        AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         AIM COMBINATION STOCK & BOND FUNDS

         PORTFOLIOS

         AIM Core Stock Fund
         AIM Total Return Fund

         AIM COUNSELOR SERIES TRUST

         PORTFOLIOS

         AIM Advantage Health Sciences Fund
         AIM Multi-Sector Fund

         AIM SECTOR FUNDS

         PORTFOLIOS

         AIM Energy Fund
         AIM Financial Services Fund
         AIM Gold & Precious Metals Fund
         AIM Health Sciences Fund
         AIM Leisure Fund
         AIM Technology Fund
         AIM Utilities Fund

         AIM STOCK FUNDS

         AIM Dynamics Fund
         AIM Mid Cap Stock Fund
         AIM Small Company Growth Fund